                                                                     Exhibit 3.2

                           AMENDED AND RESTATED BYLAWS

                                       OF

                            PRENTISS PROPERTIES TRUST

                                a Maryland trust

                                  (the "Trust")

                        (adopted as of February 13, 2002)

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
Article I OFFICES.................................................................................................1
     Section 1.       PRINCIPAL OFFICE............................................................................1
     Section 2.       ADDITIONAL OFFICES..........................................................................1
     Section 3.       FISCAL AND TAXABLE YEARS....................................................................1

Article II MEETINGS OF SHAREHOLDERS...............................................................................1
     Section 1.       PLACE.......................................................................................1
     Section 2.       ANNUAL MEETING..............................................................................1
     Section 3.       SPECIAL MEETINGS............................................................................3
     Section 4.       NOTICE......................................................................................4
     Section 5.       SCOPE OF NOTICE.............................................................................4
     Section 6.       ORGANIZATION................................................................................4
     Section 7.       QUORUM......................................................................................5
     Section 8.       VOTING......................................................................................5
     Section 9.       PROXIES.....................................................................................5
     Section 10.      VOTING OF SHARES BY CERTAIN HOLDERS.........................................................5
     Section 11.      INSPECTORS..................................................................................6
     Section 12.      REPORTS TO SHAREHOLDERS.....................................................................6
     Section 13.      NOMINATIONS AND SHAREHOLDER BUSINESS........................................................7
     Section 14.      INFORMAL ACTION BY SHAREHOLDERS.............................................................9
     Section 15.      VOTING BY BALLOT............................................................................9

Article III TRUSTEES..............................................................................................9
     Section 1.       GENERAL POWERS: QUALIFICATIONS; TRUSTEES HOLDING
                      OVER........................................................................................9
     Section 2.       ANNUAL AND REGULAR MEETINGS.................................................................9
     Section 3.       SPECIAL MEETINGS............................................................................9
     Section 4.       NOTICE......................................................................................9
     Section 5.       QUORUM.....................................................................................10
     Section 6.       VOTING.....................................................................................10
     Section 7.       TELEPHONE MEETINGS.........................................................................10
     Section 8.       INFORMAL ACTION BY TRUSTEES................................................................10
     Section 9.       VACANCIES..................................................................................11
     Section 10.      COMPENSATION...............................................................................11
     Section 11.      REMOVAL OF TRUSTEES........................................................................11
     Section 12.      LOSS OF DEPOSITS...........................................................................11
     Section 13.      SURETY BONDS...............................................................................11
     Section 14.      RELIANCE...................................................................................11
     Section 15.      NUMBER AND QUALIFICATIONS..................................................................11
     Section 16.      INTERESTED TRUSTEE TRANSACTIONS............................................................12

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
Article IV COMMITTEES............................................................................................12
     Section 1.       NUMBER, TENURE AND QUALIFICATIONS; VACANCIES...............................................12
     Section 2.       POWERS.....................................................................................12
     Section 3.       MEETINGS...................................................................................12
     Section 4.       TELEPHONE MEETINGS.........................................................................13
     Section 5.       INFORMAL ACTION BY COMMITTEES..............................................................13

Article V OFFICERS...............................................................................................13
     Section 1.       GENERAL PROVISIONS.........................................................................13
     Section 2.       REMOVAL AND RESIGNATION....................................................................13
     Section 3.       VACANCIES..................................................................................13
     Section 4.       CHIEF EXECUTIVE OFFICER....................................................................14
     Section 5.       CHIEF OPERATING OFFICER....................................................................14
     Section 6.       CHIEF FINANCIAL OFFICER....................................................................14
     Section 7.       CHAIRMAN AND VICE CHAIRMAN OF THE BOARD....................................................14
     Section 8.       PRESIDENT..................................................................................14
     Section 9.       VICE PRESIDENTS............................................................................14
     Section 10.      SECRETARY..................................................................................15
     Section 11.      TREASURER..................................................................................15
     Section 12.      ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.............................................15
     Section 13.      SALARIES...................................................................................15

Article VI CONTRACTS, LOANS, CHECKS AND DEPOSITS.................................................................15
     Section 1.       CONTRACTS..................................................................................15
     Section 2.       CHECKS AND DRAFTS..........................................................................16
     Section 3.       DEPOSITS...................................................................................16

Article VII SHARES...............................................................................................16
     Section 1.       CERTIFICATES...............................................................................16
     Section 2.       TRANSFERS..................................................................................16
     Section 3.       REPLACEMENT CERTIFICATE....................................................................17
     Section 4.       CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.........................................17
     Section 5.       STOCK LEDGER...............................................................................17
     Section 6.       FRACTIONAL SHARES; ISSUANCE OF UNITS.......................................................18

Article VIII DISTRIBUTIONS.......................................................................................18
     Section 1.       AUTHORIZATION..............................................................................18
     Section 2.       CONTINGENCIES..............................................................................18

Article IX SEAL..................................................................................................18
     Section 1.       SEAL.......................................................................................18
     Section 2.       AFFIXING SEAL..............................................................................18

Article X INDEMNIFICATION AND ADVANCE FOR EXPENSES...............................................................19

Article XI WAIVER OF NOTICE......................................................................................20

Article XII AMENDMENT OF BYLAWS..................................................................................20

                                       ii

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
Article XIII MISCELLANEOUS.......................................................................................20

                                      iii

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                            PRENTISS PROPERTIES TRUST
                            -------------------------

                           AMENDED AND RESTATED BYLAWS
                           ---------------------------

                                    ARTICLE I

                                     OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office of the Trust shall be
                ----------------
located at such place or places as the Trustees may designate.

     Section 2. ADDITIONAL OFFICES. The Trust may have additional offices at
                ------------------
such places as the Trustees may from time to time determine or the business of the Trust may require.

     Section 3. FISCAL AND TAXABLE YEARS. The fiscal and taxable years of the
                ------------------------
Trust shall begin on January 1 and end on December 31.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     Section 1. PLACE. All meetings of shareholders shall be held at the
                -----
principal office of the Trust or at such other place within the United States as shall be stated in the notice of the meeting.

     Section 2. ANNUAL MEETING.
                --------------

     (a) An annual meeting of the shareholders for the election of Trustees and the transaction of any business within the powers of the Trust shall be held during the month of May of each year, after the delivery of the annual report, referred to in Section 12 of this Article II, at a convenient location and on proper notice, on a date and at the time set by the Trustees. Failure to hold an annual meeting does not invalidate the Trust's existence or affect any otherwise valid acts of the Trust.

     (b) Shareholder Requested Special Meetings.
         --------------------------------------

          (1) Any shareholder of record seeking to have shareholders request a special meeting shall, by sending written notice to the secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Board of Trustees to fix a record date to determine the shareholders entitled to request a special meeting (the "Request Record Date"). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more shareholders of record as of the date of signature (or their duly authorized agents), shall bear the date of signature of each such shareholder (or other agent) and shall set forth all information relating to each such shareholder that must be disclosed in solicitations of proxies for election of Trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 (or any successor provision) thereunder. Upon receiving the Record Date Request Notice, the Board of Trustees may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Trustees. If the Board of Trustees, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date and make a public announcement of such Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which the Record Date Request Notice is received by the secretary.

          (2) In order for any shareholder to request a special meeting, one or more written requests for a special meeting signed by shareholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast not less than a majority (the "Special Meeting Percentage") of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the secretary), shall bear the date of signature of each such shareholder (or other agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Trust's books, of each shareholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class and number of shares of beneficial interest of the Trust which are owned of record and beneficially by each such shareholder, shall be sent to the secretary by registered mail, return receipt requested, and shall be received by the secretary within 60 days after the Request Record Date. Any requesting shareholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

          (3) The requesting shareholders shall pay all costs of preparing and mailing the notice of meeting (including the Trust's proxy materials) and any other notices required under these Bylaws. The secretary shall inform the requesting shareholders of the estimation of such costs. The secretary shall not be required to call a special meeting upon shareholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment from such requesting shareholder of such reasonably estimated cost prior to the preparation and mailing of any notice of the meeting.

          (4) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the president, chief executive officer or Board of Trustees, whoever has called the meeting. In the case of any special meeting called by the secretary upon the request of shareholders (a "Shareholder Requested Meeting"), such meeting shall be held at such place, date and time as may be designated by the Board of Trustees; provided, however, that the date of any Shareholder Requested Meeting shall be not more than 90 days after the record date for such meeting (the "Meeting Record Date"); and provided further that if the Board of Trustees fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the "Delivery Date"), a date and time for a Shareholder Requested Meeting, then such meeting shall be held at 2:00 p.m. local time on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Trustees fails to designate a place for a Shareholder Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive offices of the Trust. In fixing a date for any special meeting, the president, chief executive officer or Board of Trustees may consider such factors as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for a meeting and any plan of the Board of Trustees to call an annual meeting or a special meeting. In the case of any Shareholder Requested Meeting, if the Board of Trustees fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.

          (5) If at any time as a result of written revocations of requests for the special meeting, shareholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast less than the Special Meeting Percentage shall have delivered and not revoked requests for a special meeting, the secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the secretary may revoke the notice of the meeting at any time before ten days before the meeting if the secretary has first sent to all other requesting shareholders written notice of such revocation and of the intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

          (6) The chairman of the Board of Trustees, the president or the Board of Trustees may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Trust for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the secretary until the earlier of (i) three Business Days after receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Trust that the valid requests received by the secretary represent at least a majority of the issued and outstanding shares of beneficial interest that would be entitled to vote at such meeting. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Trust or any shareholder shall not be entitled to contest the validity of any request, whether during or after such three Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

          (7) For purposes of these Bylaws, "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Texas are authorized or obligated by law or executive order to close.

     Section 3. SPECIAL MEETINGS. The chairman of the board or the president or
                ----------------
one-third of the Trustees may call special meetings of the shareholders. Special meetings of shareholders shall also be called by the secretary upon the written request of the holders of shares entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The secretary shall inform such shareholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment by such shareholders to the Trust of such costs, the secretary shall give notice to each shareholder entitled to notice of the meeting. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any meeting of the shareholders held during the preceding twelve months.

     Section 4. NOTICE. Not less than ten nor more than 90 days before each
                ------
meeting of shareholders, the secretary shall give to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, either by mail or by presenting it to such shareholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the shareholder at his post office address as it appears on the records of the Trust, with postage thereon prepaid.

     Section 5. SCOPE OF NOTICE. No business shall be transacted at an annual or
                ---------------
special meeting of shareholders except as specifically designated in the notice or otherwise properly brought before the shareholders by or at the direction of the Trustees.

     Section 6. ORGANIZATION. At every meeting of the shareholders, the Chairman
                ------------
of the Board, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the Chairman of the Board, one of the following officers present shall conduct the meeting in the order stated: the Vice Chairman of the Board, if there be one, the President, the Vice Presidents in their order of rank and seniority, or a Chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as Chairman, and the Secretary, or, in his absence, an assistant secretary, or in the absence of both the Secretary and assistant secretaries, a person appointed by the Chairman shall act as Secretary. The chairperson of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such chairperson, are appropriate for the proper conduct of the meeting, including, without limitation: (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to shareholders of record of the Trust, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (c) limiting participation at the meeting on any matter to shareholders of record of the Trust entitled to vote on such matter, their duly authorized proxies or other such persons as the chairperson of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) maintaining order and security at the meeting; (f) removing any shareholder or other person who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairperson of the meeting; and (g) recessing or adjourning the meeting to a later date and time and place announced at the meeting. Unless otherwise determined by the chairperson of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure or any established rules of order.

     Section 7. QUORUM. At any meeting of shareholders, the presence in person
                ------
or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this Section shall not affect any requirement under any statute or the Declaration of Trust for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the shareholders, the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     Section 8. VOTING. A plurality of all the votes cast at a meeting of
                ------
shareholders duly called and at which a quorum is present shall be sufficient to elect a Trustee. Each share may be voted for as many individuals as there are Trustees to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required herein or by statute or by the Declaration of Trust. Unless otherwise provided in the Declaration, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

     Section 9. PROXIES. A shareholder may cast the votes entitled to be cast by
                -------
the shares owned of record by him, either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the Trust before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

     Section 10.VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the Trust
                -----------------------------------
registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such shares pursuant to a bylaw or a resolution of the governing board of such corporation or other entity or agreement of the partners of the partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such shares. Any trustee or other fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

     Shares of the Trust directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     The Trustees may adopt by resolution a procedure by which a shareholder may certify in writing to the Trust that any shares registered in the name of the shareholder are held for the account of a specified person other than the shareholder. The resolution shall set forth the class of shareholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the share transfer books, the time after the record date or closing of the share transfer books within which the certification must be received by the Trust; and any other provisions with respect to the procedure which the Trustees consider necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the shareholder of record of the specified shares in place of the shareholder who makes the certification.

     Notwithstanding any other provision contained herein or in the Declaration of Trust or these Bylaws, Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition by any person of shares of beneficial interest of the Trust. This Section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

     Section 11.INSPECTORS. At any meeting of shareholders, the chairman of the
                ----------
meeting may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

     Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

     Section 12.REPORTS TO SHAREHOLDERS.
                -----------------------

     (a) The Trustees shall submit to the shareholders at or before the annual meeting of shareholders a report of the business and operations of the Trust during such fiscal year, containing a balance sheet and a statement of income and surplus of the Trust, accompanied by the certification of an independent certified public accountant, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject. Within the earlier of 20 days after the annual meeting of shareholders or 120 days after the end of the fiscal year of the Trust, the Trustees shall place the annual report on file at the principal office of the Trust and with any governmental agencies as may be required by law and as the Trustees may deem appropriate.

     (b) Not later than 45 days after the end of each of the first three quarterly periods of each fiscal year, the Trustees shall deliver or cause to be delivered an interim report to the shareholders containing unaudited financial statements for such quarter and for the period from the beginning of the fiscal year to the end of such quarter, and such further information as the Trustees may determine is required pursuant to any law or regulation to which the Trust is subject.

     Section 13. NOMINATIONS AND SHAREHOLDER BUSINESS.
                 ------------------------------------

     (a) Annual Meetings of Shareholders.
         -------------------------------

          (1) Nominations of persons for election to the Board of Trustees and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Trust's notice of meeting,
(ii) by or at the direction of the Trustees or (iii) by any shareholder of the Trust who was a shareholder of record at the time of giving of notice provided for in this Section 13(a), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(a).

          (2) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 13, the shareholder must have given timely notice thereof in writing to the secretary of the Trust and such business must otherwise be a proper matter for action by shareholders. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the Trust not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 120th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Trust. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a Trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner and (y) the number of each class of shares of the Trust which are owned beneficially and of record by such shareholder and such beneficial owner.

          (3) Notwithstanding anything in the second sentence of paragraph
(a)(2) of this Section 13 to the contrary, in the event that the number of Trustees to be elected to the Board of Trustees is increased and there is no public announcement naming all of the nominees for Trustee or specifying the size of the increased Board of Trustees made by the Trust at least 100 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, a shareholder's notice required by this Section 13(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Trust not later than the close of business on the tenth day following the day on which such public announcement is first made by the Trust.

     (b) Special Meetings of Shareholders. Except as provided in Section 5, only
         --------------------------------
such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Board of Trustees may be made at a special meeting of shareholders at which Trustees are to be elected (i) pursuant to he Trust's notice of meeting or (ii) by or at the direction of the Board of Trustees or (iii) provided that the Board of Trustees has determined that Trustees shall be elected at such special meeting, by any shareholder of the Trust who was a shareholder of record at the time of giving of notice provided for in this Section 13(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 13(b). In the event the Trust calls a special meeting of shareholders for the purpose of electing one or more Trustees to the Board of Trustees, any such shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the shareholder's notice containing the information required by paragraph
(a)(2) of this Section 13 shall be delivered to the secretary at the principal executive offices of the Trust not earlier than the 150th day prior to such special meeting and not later than the close of business on the later of the 120th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a shareholder's notice as described above.

     (c) General.
         -------

          (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to serve as Trustees and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance with this Section 13, to declare that such defective nomination or proposal be disregarded.

          (2) For purposes of this Section 13, (i) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for the election of Trustees and (ii) "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Trust with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this Section 13, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this
Section 13. Nothing in this Section 13 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Trust's proxy statement pursuant to Rule 14a-8 under the Exchange Act. Nothing in this Section 13 shall be deemed to affect any right of the Trust to omit a shareholder proposal from the Trust's proxy statement under the Exchange Act, including without limitation nominations of persons for election to the Board of Trustees and business to be brought before the shareholders at an annual or special meeting of shareholders.

     Section 14.INFORMAL ACTION BY SHAREHOLDERS. Any action required or
                -------------------------------
permitted to be taken at a meeting of shareholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by each shareholder entitled to vote on the matter and any other shareholder entitled to notice of a meeting of shareholders (but not to vote thereat) has waived in writing any right to dissent from such action, and such consent and waiver are filed with the minutes of proceedings of the shareholders.

     Section 15.VOTING BY BALLOT. Voting on any question or in any election may
                ----------------
be viva voce unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

                                   ARTICLE III

                                    TRUSTEES

     Section 1.GENERAL POWERS: QUALIFICATIONS; TRUSTEES HOLDING OVER. The
               -----------------------------------------------------
business and affairs of the Trust shall be managed under the direction of its Board of Trustees. All powers of the Trust may be exercised by or under authority of the Board of Trustees, except as conferred on or reserved to the shareholders by statute or by the Declaration of Trust or Bylaws. A Trustee shall be an individual at least 21 years of age who is not under legal disability. In case of failure to elect Trustees at an annual meeting of the shareholders, the Trustees holding over shall continue to direct the management of the business and affairs of the Trust until their successors are elected and qualify.

     Section 2.ANNUAL AND REGULAR MEETINGS. An annual meeting of the Trustees
               ---------------------------
shall be held immediately after and at the same place as the annual meeting of shareholders, no notice other than this Bylaw being necessary. The Trustees may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Trustees without other notice than such resolution.

     Section 3.SPECIAL MEETINGS. Special meetings of the Trustees may be called
               ----------------
by or at the request of the chairman of the board or the president or by a majority of the Trustees then in office. The person or persons authorized to call special meetings of the Trustees may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Trustees called by them.

     Section 4.NOTICE. Notice of any special meeting shall be given by written
               ------
notice delivered personally, telegraphed or mailed to each Trustee at his business or residence address.

Personally delivered or telegraphed notices shall be given at least two days prior to the meeting. Notice by mail shall be given at least five days prior to the meeting. Telephone or facsimile-transmission notice shall be given at least 24 hours prior to the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. If given by telegram, such notice shall be deemed to be given when the telegram is delivered to the telegraph company. Telephone notice shall be deemed given when the Trustee is personally given such notice in a telephone call to which he is a party. Facsimile-transmission notice shall be deemed given upon completion of the transmission of the message to the number given to the Trust by the Trustee and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Trustees need be stated in the notice, unless specifically required by statute or these Bylaws.

     Section 5.QUORUM. A majority of the entire Board of Trustees shall
               ------
constitute a quorum for transaction of business at any meeting of the Trustees, provided that, if less than a majority of such Trustees are present at said meeting, a majority of the Trustees present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Declaration of Trust or these Bylaws, the vote of a majority of a particular group of Trustees is required for action, a quorum must also include a majority of such group.

     The Trustees present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough Trustees to leave less than a quorum.

     Section 6.VOTING.
               ------

     (a) Except as provided in subsection (b) of this Section 6, the action of the majority of the Trustees present at a meeting at which a quorum is present shall be the action of the Trustees, unless the concurrence of a greater proportion is required for such action by applicable statute.

     (b) Notwithstanding anything in these Bylaws to the contrary, any action pertaining to any transaction involving the Trust, including the purchase, sale, lease, or mortgage of any real estate asset or any other transaction, in which a Trustee or officer of the Trust, or any Affiliate (as defined in the Declaration of Trust of the Trust) of any of the foregoing persons, has any direct or indirect interest other than solely as a result of his status as a Trustee, officer, or shareholder of the Trust, must be approved by a majority of the Trustees, including a majority of the Independent Trustees (as defined in the Declaration of Trust), even if the Independent Trustees constitute less than a quorum.

     Section 7.TELEPHONE MEETINGS. Trustees may participate in a meeting by
               ------------------
means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 8.INFORMAL ACTION BY TRUSTEES. Any action required or permitted to
               ---------------------------
be taken at any meeting of the Trustees may be taken without a meeting, if a majority of the

Trustees shall individually or collectively consent in writing to such action. Such written consent shall be filed with the minutes of proceedings of the Trustees and shall have the same force and effect as the affirmative vote of such Trustees at a duly held meeting of the Trustees at which a quorum was present.

     Section 9.VACANCIES. If for any reason any or all the Trustees cease to be
               ---------
Trustees, such event shall not terminate the Trust or affect these Bylaws or the powers of the remaining Trustees hereunder (even if fewer than two Trustees remain). Any vacancy (including a vacancy created by an increase in the number of Trustees) shall be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the remaining Trustees even if the remaining Trustees do not constitute a quorum. Any individual so elected as Trustee shall hold office for the unexpired term of the Trustee he is replacing.

     Section 10.COMPENSATION. Trustees shall not receive any stated salary for
                ------------
their services as Trustees but, by resolution of the Trustees, may receive a fixed sum of cash and/or common shares of beneficial interest of the Trust (or options to acquire shares) per year and/or per meeting and for any service or activity they performed or engaged in as Trustees. Trustees may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Trustees or of any committee thereof; and for their expenses, if any, in connection with each property visit and any other service or activity performed or engaged in as Trustees; but nothing herein contained shall be construed to preclude any Trustees from serving the Trust in any other capacity and receiving compensation therefor.

     Section 11.REMOVAL OF TRUSTEES. The shareholders may, at any time, remove
                -------------------
any Trustee in the manner provided in the Declaration of Trust.

     Section 12.LOSS OF DEPOSITS. No Trustee shall be liable for any loss which
                ----------------
may occur by reason of the failure of the bank, trust company, savings and loan association, or other institution with whom moneys or shares have been deposited.

     Section 13.SURETY BONDS. Unless required by law, no Trustee shall be
                ------------
obligated to give any bond or surety or other security for the performance of any of his duties.

     Section 14. RELIANCE. Each Trustee, officer, employee and agent of the
                ---------
Trust shall, in the performance of his duties with respect to the Trust, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel or upon reports made to the Trust by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Trustees or officers of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Section 15.NUMBER AND QUALIFICATIONS. The number of Trustees of the Trust
                -------------------------
shall not be less than three (3) nor more than nine (9). The Trustees shall be classified, with respect to the terms for which they severally hold office, into separate classes, if and in the manner prescribed in the Trust's Declaration of Trust. At any regular meeting or at any special meeting called for that purpose, at least 80% of the members of the Board of Trustees shall establish, increase or decrease the number of Trustees, provided that the number thereof shall never be less than required by Maryland law and further provided that the tenure of office of a Trustee shall not be affected by any decrease in the number of Trustees. Trustees need not be shareholders of the Trust.

     Section 16.INTERESTED TRUSTEE TRANSACTIONS. Section 2-419 of the Maryland
                -------------------------------
General Corporation Law (the "MGCL") shall be available for and apply to any contract or other transaction between the Trust and any of its Trustees or between the Trust and any other trust, corporation, firm or other entity in which any of its Trustees is a trustee or director or has a material financial interest.

                                   ARTICLE IV

                                   COMMITTEES

     Section 1.NUMBER, TENURE AND QUALIFICATIONS; VACANCIES. The Board of
               --------------------------------------------
Trustees may appoint from among its members an Executive Committee and other committees comprised of two or more Trustees. A majority of the members of any committee so appointed shall be Independent Trustees. The Board of Trustees shall appoint an audit committee comprised of not less than three members, all of whom are Independent Trustees.

     Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Trustees.

     Subject to the provisions hereof, the Board of Trustees shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternative members to replace any absent or disqualified member, or to dissolve any such committee.

     Section 2.POWERS. The Trustees may delegate to committees appointed under
               ------
Section 1 of this Article any of the powers of the Trustees, except as prohibited by law.

     Section 3.MEETINGS. In the absence of any member of any such committee, the
               --------
members thereof present at any meeting, whether or not they constitute a quorum, may appoint another Trustee to act in the place of such absent member.

     One-third, but not less than two, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board of Trustees may designate a chairman of any committee, and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence or disqualification of any member of any such committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another Trustee to act at the meeting in the place of such absent or disqualified members; provided, however, that in the event of the absence or disqualification of an Independent Trustee, such appointee shall be an Independent Trustee.

     Each committee shall keep minutes of its proceedings and shall report the same to the Board of Trustees at the meeting next succeeding, and any action by the committees shall be subject to revision and alteration by the Board of Trustees, provided that no rights of third persons shall be affected by any such revision or alteration.

     Section 4.TELEPHONE MEETINGS. Members of a committee of the Trustees may
               ------------------
participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 5.INFORMAL ACTION BY COMMITTEES. Any action required or permitted
               -----------------------------
to be taken at any meeting of a committee of the Trustees may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.

                                    ARTICLE V

                                    OFFICERS

     Section 1.GENERAL PROVISIONS. The officers of the Trust may consist of a
               ------------------
chairman of the board, a vice chairman of the board, one or more chief operating officers, a president, one or more vice presidents, a treasurer, one or more assistant treasurers, a secretary, and one or more assistant secretaries. In addition, the Trustees may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Trust shall be elected annually by the Trustees at the first meeting of the Trustees held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualified or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In their discretion, the Trustees may leave unfilled any office except that of president and secretary. Election of an officer or agent shall not of itself create contract rights between the Trust and such officer or agent.

     Section 2.REMOVAL AND RESIGNATION. Any officer or agent of the Trust may be
               -----------------------
removed by the Trustees if in their judgment the best interests of the Trust would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Trust may resign at any time by giving written notice of his resignation to the Trustees, the chairman of the board, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Trust.

     Section 3.VACANCIES. A vacancy in any office may be filled by the Trustees
               ---------
for the balance of the term.

     Section 4.CHIEF EXECUTIVE OFFICER. The Trustees may designate a chief
               -----------------------
executive officer from among the elected officers. The chief executive officer shall have responsibility for implementation of the policies of the trust, as determined by the Trustees, and for the administration of the business affairs of the Trust. In the absence of both the chairman and the vice chairman of the board, the chief executive officer shall preside over the meetings of the Trustees and of the shareholders at which he shall be present.

     Section 5.CHIEF OPERATING OFFICER. The Trustees may designate one or more
               -----------------------
chief operating officers from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees.

     Section 6.CHIEF FINANCIAL OFFICER. The Trustees may designate a chief
               -----------------------
financial officer from among the elected officers. Said officer will have the responsibilities and duties as set forth by the Trustees or the chief executive officer.

     Section 7.CHAIRMAN AND VICE CHAIRMAN OF THE BOARD. The chairman of the
               ---------------------------------------
board shall preside over the meetings of the Trustees and of the shareholders at which he shall be present and shall in general oversee all of the business and affairs of the Trust. In the absence of the chairman of the board, the vice chairman of the board shall preside at such meetings at which he shall be present. The chairman and the vice chairman of the board may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed. The chairman of the board and the vice chairman of the board shall perform such other duties as may be assigned to him or them by the Trustees.

     Section 8.PRESIDENT. In the absence of the chairman, the vice chairman of
               ---------
the board and the chief executive officer, the president shall preside over the meetings of the Trustees and of the shareholders at which he shall be present. In the absence of a designation of a chief executive officer by the Trustees, the president shall be the chief executive officer and shall be ex officio a member of all committees that may, from time to time, be constituted by the Trustees. The president may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Trustees or by these Bylaws to some other officer or agent of the Trust or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Trustees from time to time.

     Section 9.VICE PRESIDENTS. In the absence of the president or in the event
               ---------------
of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Trustees. The Trustees may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.

     Section 10.SECRETARY. The secretary shall (a) keep the minutes of the
                ---------
proceedings of the shareholders, the Trustees and committees of the Trustees in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;
(c) be custodian of the trust records and of the seal of the Trust; (d) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) have general charge of the share transfer books of the Trust; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Trustees.

     Section 11.TREASURER. The treasurer shall have the custody of the funds and
                ---------
securities of the Trust and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Trust and shall deposit all moneys and other valuable effects in the name and to the credit of the Trust in such depositories as may be designated by the Trustees.

     He shall disburse the funds of the Trust as may be ordered by the Trustees, taking proper vouchers for such disbursements, and shall render to the president and Trustees, at the regular meetings of the Trustees or whenever they may require it, an account of all his transactions as treasurer and of the financial condition of the Trust.

     If required by the Trustees, he shall give the Trust a bond in such sum and with such surety or sureties as shall be satisfactory to the Trustees for the faithful performance of the duties of his office and for the restoration to the Trust, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his control belonging to the Trust.

     Section 12.ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant
                ----------------------------------------------
secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Trustees. The assistant treasurers shall, if required by the Trustees, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Trustees.

     Section 13.SALARIES. The salaries of the officers shall be fixed from time
                --------
to time by the Trustees and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Trustee.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     Section 1.CONTRACTS. The Trustees may authorize any officer or agent to
               ---------
enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Trust and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the Trustees or by an authorized person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees.

     Section 2.CHECKS AND DRAFTS. All checks, drafts or other orders for the
               -----------------
payment of money, notes or other evidences of indebtedness issued in the name of the Trust shall be signed by such officer or officers, agent or agents of the Trust in such manner as shall from time to time be determined by the Trustees.

     Section 3.DEPOSITS. All funds of the Trust not otherwise employed shall be
               --------
deposited from time to time to the credit of the Trust in such banks, trust companies or other depositories as the Trustees may designate.

                                   ARTICLE VII

                                     SHARES

     Section 1.CERTIFICATES. Each shareholder shall be entitled to a certificate
               ------------
or certificates which shall represent and certify the number of shares of each class of beneficial interests held by him in the Trust. Each certificate shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Trust. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Trust shall, from time to time, issue several classes of shares, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Trust, shall have a statement of such restriction, limitation, preference or redemption provision, ..or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Trust may set forth upon the face or back of the certificate a statement that the Trust will furnish to any shareholder, upon request and without charge, a full statement of such information.

     Section 2.TRANSFERS. Certificates shall be treated as negotiable, and title
               ---------
thereto and to the shares they represent shall be transferred by delivery thereof to the same extent as those of a Maryland stock corporation. No transfers of shares of the Trust shall be made if (i) void ab initio pursuant to
                                                           -- ------
any provision of the Declaration of Trust or (ii) the Board of Trustees, pursuant to any provision of the Declaration of Trust, shall have refused to permit the transfer of such shares. Permitted transfers of shares of the Trust shall be made on the share records of the Trust only upon the instruction of the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and upon surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed share transfer power and the payment of all taxes thereon. Upon surrender to the Trust or the transfer agent of the Trust of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, as to any transfers not prohibited by any provision of the Declaration of Trust or by action of the Board of Trustees thereunder, it shall be the duty of the

Trust to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 3.REPLACEMENT CERTIFICATE. Any officer designated by the Trustees
               -----------------------
may direct a new certificate to be issued in place of any certificate previously issued by the Trust alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, the officer designated by the Trustees may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Trust to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

     Section 4.CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Trustees
               --------------------------------------------------
may set, in advance, a record date for the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or determining shareholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of shareholders for any other purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of shareholders not less than ten days, before the date on which the meeting or particular action requiring such determination of shareholders of record is to be held or taken.

     In lieu of fixing a record date, the Trustees may provide that the share transfer books shall be closed for a stated period but not longer than 20 days. If the share transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days before the date of such meeting.

     If no record date is fixed and the share transfer books are not closed for the determination of shareholders, (a) the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of shareholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the Trustees, declaring the dividend or allotment of rights, is adopted.

     When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than 120 days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.

     Section 5.STOCK LEDGER. The Trust shall maintain at its principal office or
               ------------
at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each shareholder and the number of shares of each class held by such shareholder.

     Section 6.FRACTIONAL SHARES; ISSUANCE OF UNITS. The Trustees may issue
               ------------------------------------
fractional shares or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Declaration of Trust or these Bylaws, the Trustees may issue units consisting of different securities of the Trust. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Trust, except that the Trustees may provide that for a specified period securities of the Trust issued in such unit may be transferred on the books of the Trust only in such unit.

                                  ARTICLE VIII

                                  DISTRIBUTIONS

     Section 1.AUTHORIZATION. Dividends and other distributions upon the shares
               -------------
of the Trust may be authorized and declared by the Trustees, subject to the provisions of law and the Declaration of Trust. Dividends may be paid in cash, property or shares of the Trust, subject to the provisions of law and the Declaration of Trust.

     Section 2.CONTINGENCIES. Before payment of any dividends, there may be set
               -------------
aside out of any funds of the Trust available for dividends such sum or sums as the Trustees may from time to time, in their absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Trust or for such other purpose as the Trustees shall determine to be in the best interest of the Trust, and the Trustees may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE IX

                                      SEAL

     Section 1.SEAL. The Trustees may authorize the adoption of a seal by the
               ----
Trust. The seal shall have inscribed thereon the name of the Trust and the year of its formation. The Trustees may authorize one or more duplicate seals and provide for the custody thereof.

     Section 2.AFFIXING SEAL. Whenever the Trust is required to place its seal
               -------------
to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(SEAL)" adjacent to the signature of the person authorized to execute the document on behalf of the Trust.

                                    ARTICLE X

                    INDEMNIFICATION AND ADVANCE FOR EXPENSES

     To the maximum extent permitted by Maryland law in effect from time to time, the Trust, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall indemnify (a) any Trustee, officer or shareholder or any former Trustee, officer or shareholder (including among the foregoing, for all purposes of this Article X and without limitation, any individual who, while a Trustee, officer or shareholder and at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) who has been successful, on the merits or otherwise, in the defense of a proceeding to which he was made a party by reason of service in such capacity, against reasonable expenses incurred by him in connection with the proceeding,
(b) any Trustee or officer or any former Trustee or officer against any claim or liability to which he may become subject by reason of such status unless it is established that (i) his act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful and (c) each shareholder or former shareholder against any claim or liability to which he may become subject by reason of such status. In addition, the Trust shall pay or reimburse, in advance of final disposition of a proceeding, reasonable expenses incurred by a Trustee, officer or shareholder or former Trustee, officer or shareholder made a party to a proceeding by reason such status, provided that, in the case of a Trustee or officer, the Trust shall have received (i) a written affirmation by the Trustee or officer of his good faith belief that he has met the applicable standard of conduct necessary for indemnification by the Trust as authorized by these Bylaws and (ii) a written undertaking by or on its behalf to repay the amount paid or reimbursed by the Trust if it shall ultimately be determined that the applicable standard of conduct was not met. The Trust may, with the approval of its Trustees, provide such indemnification or payment or reimbursement of expenses to any Trustee, officer or shareholder or any former Trustee, officer or shareholder who served a predecessor of the Trust and to any employee or agent of the Trust or a predecessor of the Trust. Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Declaration of Trust or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of this Article with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

     Any indemnification or payment or reimbursement of the expenses permitted by these Bylaws shall be furnished in accordance with the procedures provided for indemnification or payment or reimbursement of expenses, as the case may be, under Section 2-418 of the MGCL for directors of Maryland corporations. The Trust may provide to Trustees, officers and shareholders such other and further indemnification or payment or reimbursement of expenses, as the case may be, to the fullest extent permitted by the MGCL, as in effect from time to time, for directors of Maryland corporations.

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

                                   ARTICLE XI

                                WAIVER OF NOTICE

     Whenever any notice is required to be given pursuant to the Declaration of Trust or Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE XII

                               AMENDMENT OF BYLAWS

     The Trustees shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws; provided, however, that any amendment to Article III, Section 6(b) and to the provisions of Article IV relating to requirements that Independent Trustees serve on certain committees shall require affirmative vote of at least a majority of shareholders entitled to vote thereon.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     All references to the Declaration of Trust shall include any amendments thereto.

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